Certification of Chief Financial Officer and Principal Accounting Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

Pursuant to 18 U.S.C. 1350, the undersigned certifies that this Quarterly Report on Form 10-QSB for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that to the best of my knowledge, the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Braintech, Inc.

/s/ Edward A. White
Edward A. White
Chief Financial Officer (Principal Financial and Accounting Officer)

August 12, 2002